UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2015

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)

On April 1, 2015, the board of directors of AMAG Pharmaceuticals, Inc. (the “Company”) promoted Frank E. Thomas to president from executive vice president of the Company, effective immediately, reporting to William K. Heiden, chief executive officer.  Mr. Thomas, age 45, joined the Company as executive vice president and chief financial officer in August 2011.  In November 2011, Mr. Thomas was appointed the Company’s chief operating officer and executive vice president.  From November 2011 to May 2012, he also served as the Company’s interim president and chief executive officer.  Mr. Thomas will continue to serve as the Company’s chief operating officer.  During his 19-year career, Mr. Thomas has held a variety of senior executive roles in the life sciences industry, including as senior vice president, chief operating officer and chief financial officer for Molecular Biometrics, a medical diagnostics company, from 2008 to 2011.

As of the date of this report, the Company has not entered into or amended any plan, contract or arrangement with Mr. Thomas in connection with his assuming the role of president from Mr. Heiden, nor has the Company made or amended any grants or awards under any existing plan, contract or arrangement in connection with this appointment.  In addition, Mr. Thomas does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On March 31, 2015, to facilitate the above, the Company’s board of directors approved an amendment to, among other things, remove a requirement contained in the Company’s amended and restated bylaws that the Company’s president must be a member of the Company’s board of directors.  Such bylaw amendment is effective immediately.

This description of the bylaw amendment and the previous bylaw provisions is qualified in its entirety by reference to Exhibit 3.1 to this Current Report on Form 8-K, which exhibit is a marked copy of the amendment, highlighting changes to the previous provisions.  Exhibit 3.1 is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated By-Laws of AMAG Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden
William K. Heiden
Chief Executive Officer

Date:	April 2, 2015

Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated By-Laws of AMAG Pharmaceuticals, Inc.